Loans and allowance for credit losses	12 Months Ended
Oct. 31, 2021
Text Block [Abstract]
Loans and allowance for credit losses

Note 5 Loans and allowance for credit losses
Loans by geography and portfolio net of allowance

	As at October 31, 2021

(Millions of Canadian dollars)	Canada	United States	Other International	Total	Allowance for loan losses (1)	Total net of allowance
Retail (2)
Residential mortgages	$354,169	$23,423	$2,740	$380,332	$(416)	$379,916
Personal	78,232	11,794	3,415	93,441	(973)	92,468
Credit cards (3)	17,235	384	203	17,822	(852)	16,970
Small business (4), (5)	12,003	–	–	12,003	(168)	11,835
Wholesale (2), (5)	88,083	86,028	43,955	218,066	(1,680)	216,386
Total loans	$549,722	$121,629	$50,313	$721,664	$(4,089)	$717,575
Undrawn loan commitments – Retail	240,242	3,713	1,989	245,944	(136)
Undrawn loan commitments – Wholesale	107,070	189,177	75,331	371,578	(105)

	As at October 31, 2020

(Millions of Canadian dollars)	Canada	United States	Other International	Total	Allowance for loan losses (1)	Total net of allowance
Retail (2)
Residential mortgages	$319,287	$20,331	$2,979	$342,597	$(515)	$342,082
Personal	79,778	9,050	3,183	92,011	(1,185)	90,826
Credit cards (3)	17,060	340	226	17,626	(1,211)	16,415
Small business (4)	5,742	–	–	5,742	(123)	5,619
Wholesale (2), (6), (7)	87,785	85,941	34,929	208,655	(2,605)	206,050
Total loans	$509,652	$115,662	$41,317	$666,631	$(5,639)	$660,992
Undrawn loan commitments – Retail	226,439	4,314	1,628	232,381	(176)
Undrawn loan commitments – Wholesale (7)	109,900	183,847	67,280	361,027	(187)

(1)	Excludes allowance for loans measured at FVOCI of $14 million (October 31, 2020 – $6 million).
(2)	Geographic information is based on residence of the borrower.
(3)	The credit cards business is managed as a single portfolio and includes both consumer and business cards.
(4)	Includes small business exposure managed on a pooled basis.
(5)	Commencing Q2 2021, certain loans are now classified as Retail – Small business and were previously classified as Wholesale, reflecting an alignment with capital measurement and reporting.
(6)	Includes small business exposure managed on an individual client basis.
(7)	A mounts by geography have been revised from those previously presented.
Loans maturity and rate sensitivity

	As at October 31, 2021
	Maturity term (1)				Rate sensitivity

(Millions of Canadian dollars)	Under 1 year (2)	1 to 5 years	Over 5 years	Total	Floating	Fixed Rate	Non-rate- sensitive	Total
Retail (3)	$249,363	$222,408	$31,827	$503,598	$166,910	$329,185	$7,503	$503,598
Wholesale (3)	174,345	33,882	9,839	218,066	36,143	179,588	2,335	218,066
Total loans	$423,708	$256,290	$41,666	$721,664	$203,053	$508,773	$9,838	$721,664
Allowance for loan losses				(4,089)				(4,089)
Total loans net of allowance for loan losses				$717,575				$717,575

	As at October 31, 2020
	Maturity term (1)				Rate sensitivity

(Millions of Canadian dollars)	Under 1 year (2)	1 to 5 years	Over 5 years	Total	Floating	Fixed Rate	Non-rate- sensitive	Total
Retail	$213,946	$218,342	$25,688	$457,976	$129,870	$322,122	$5,984	$457,976
Wholesale	160,031	37,346	11,278	208,655	34,686	171,171	2,798	208,655
Total loans	$373,977	$255,688	$36,966	$666,631	$164,556	$493,293	$8,782	$666,631
Allowance for loan losses				(5,639)				(5,639)
Total loans net of allowance for loan losses				$660,992				$660,992

(1)	Generally, based on the earlier of contractual repricing or maturity date.
(2)	Includes variable rate loans that can be repriced at the clients’ discretion without penalty.
(3)	Commencing Q2 2021, certain loans are now classified as Retail – Small business and were previously classified as Wholesale, reflecting an alignment with capital measurement and reporting.

Allowance for credit losses

	For the year ended
	October 31, 2021					October 31, 2020

(Millions of Canadian dollars)	Balance at beginning of period	Provision for credit losses	Net write-offs (1)	Exchange rate and other	Balance at end of period	Balance at beginning of period	Provision for credit losses	Net write-offs (1)	Exchange rate and other	Balance at end of period
Retail
Residential mortgages	$518	$(43)	$(27)	$(32)	$416	$402	$190	$(34)	$(40)	$518
Personal	1,309	23	(247)	(6)	1,079	935	801	(411)	(16)	1,309
Credit cards	1,246	(72)	(297)	(2)	875	832	900	(484)	(2)	1,246
Small business	140	12	(23)	48	177	61	117	(31)	(7)	140
Wholesale	2,795	(560)	(200)	(238)	1,797	1,165	2,140	(380)	(130)	2,795
Customers’ liability under acceptances	107	(32)	–	–	75	24	83	–	–	107
	$6,115	$(672)	$(794)	$(230)	$4,419	$3,419	$4,231	$(1,340)	$(195)	$6,115
Presented as:
Allowance for loan losses	$5,639				$4,089	$3,100				$5,639
Other liabilities – Provisions	363				241	295				363
Customers’ liability under acceptances	107				75	24				107
Other components of equity	6				14	–				6

(1)	Loans
written-off
are generally subject to continued collection efforts for a period of time following write-off.
The contractual amount outstanding on loans
written-off
during the year ended October 31, 2021 that are no longer subject to enforcement activity was $93 million (October 31, 2020 – $193 million).
The following table reconciles the opening and closing allowance for each major product of loans and commitments as determined by our modelled, scenario-weighted allowance and the application of expert credit judgment as applicable. Reconciling items include the following:
•	Model changes, which generally comprise the impact of significant changes to the quantitative models used to estimate expected credit losses and any staging impacts that may arise.
•	Transfers between stages, which are presumed to occur before any corresponding remeasurements of the allowance.
•	Originations, which reflect the allowance related to assets newly recognized during the period, including those assets that were derecognized following a modification of terms.
•
Maturities, which reflect the allowance related to assets derecognized during the period without a credit loss being incurred, including those assets that were derecognized following a modification of terms.

•
Changes in risk, parameters and exposures, which comprise the impact of changes in model inputs or assumptions, including changes in forward-looking macroeconomic conditions; partial repayments and additional draws on existing facilities; changes in the measurement following a transfer between stages; and unwinding of the time value discount due to the passage of time in stage 1 and stage 2.

Allowance for credit losses – Retail and wholesale loans

	For the year ended
	October 31, 2021				October 31, 2020
	Performing		Impaired		Performing		Impaired

(Millions of Canadian dollars)	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
Residential mortgages
Balance at beginning of period	$206	$160	$152	$518	$146	$77	$179	$402
Provision for credit losses
Model changes	(6)	(5)	–	(11)	–	–	–	–
Transfers to stage 1	205	(182)	(23)	–	221	(186)	(35)	–
Transfers to stage 2	(14)	18	(4)	–	(35)	42	(7)	–
Transfers to stage 3	(2)	(44)	46	–	(3)	(33)	36	–
Originations	113	–	–	113	76	–	–	76
Maturities	(30)	(24)	–	(54)	(16)	(15)	–	(31)
Changes in risk, parameters and exposures	(284)	178	15	(91)	(180)	291	34	145
Write-offs	–	–	(37)	(37)	–	–	(44)	(44)
Recoveries	–	–	10	10	–	–	10	10
Exchange rate and other	(2)	(9)	(21)	(32)	(3)	(16)	(21)	(40)
Balance at end of period	$186	$92	$138	$416	$206	$160	$152	$518

Personal
Balance at beginning of period	$480	$733	$96	$1,309	$272	$520	$143	$935
Provision for credit losses
Model changes	(1)	–	–	(1)	–	–	–	–
Transfers to stage 1	710	(706)	(4)	–	494	(487)	(7)	–
Transfers to stage 2	(97)	97	–	–	(107)	109	(2)	–
Transfers to stage 3	(3)	(58)	61	–	(3)	(64)	67	–
Originations	128	–	–	128	118	–	–	118
Maturities	(96)	(130)	–	(226)	(49)	(97)	–	(146)
Changes in risk, parameters and exposures	(697)	633	186	122	(245)	756	318	829
Write-offs	–	–	(387)	(387)	–	–	(545)	(545)
Recoveries	–	–	140	140	–	–	134	134
Exchange rate and other	(2)	–	(4)	(6)	–	(4)	(12)	(16)
Balance at end of period	$422	$569	$88	$1,079	$480	$733	$96	$1,309

Credit cards
Balance at beginning of period	$364	$882	$–	$1,246	$173	$659	$–	$832
Provision for credit losses
Transfers to stage 1	723	(723)	–	–	470	(470)	–	–
Transfers to stage 2	(105)	105	–	–	(98)	98	–	–
Transfers to stage 3	(4)	(309)	313	–	(2)	(372)	374	–
Originations	6	–	–	6	7	–	–	7
Maturities	(7)	(31)	–	(38)	(8)	(29)	–	(37)
Changes in risk, parameters and exposures	(742)	719	(17)	(40)	(177)	997	110	930
Write-offs	–	–	(460)	(460)	–	–	(617)	(617)
Recoveries	–	–	163	163	–	–	133	133
Exchange rate and other	(2)	(1)	1	(2)	(1)	(1)	–	(2)
Balance at end of period	$233	$642	$–	$875	$364	$882	$–	$1,246

Small business
Balance at beginning of period	$78	$29	$33	$140	$29	$10	$22	$61
Provision for credit losses
Model changes	3	1	–	4	–	–	–	–
Transfers to stage 1	57	(57)	–	–	12	(12)	–	–
Transfers to stage 2	(11)	11	–	–	(11)	11	–	–
Transfers to stage 3	(1)	(2)	3	–	–	(2)	2	–
Originations	36	–	–	36	20	–	–	20
Maturities	(21)	(22)	–	(43)	(7)	(6)	–	(13)
Changes in risk, parameters and exposures	(77)	64	28	15	35	28	47	110
Write-offs	–	–	(32)	(32)	–	–	(38)	(38)
Recoveries	–	–	9	9	–	–	7	7
Exchange rate and other	24	31	(7)	48	–	–	(7)	(7)
Balance at end of period	$88	$55	$34	$177	$78	$29	$33	$140

Wholesale
Balance at beginning of period	$995	$1,132	$668	$2,795	$281	$396	$488	$1,165
Provision for credit losses
Model changes	1	24	–	25	–	–	–	–
Transfers to stage 1	581	(576)	(5)	–	154	(149)	(5)	–
Transfers to stage 2	(132)	161	(29)	–	(200)	221	(21)	–
Transfers to stage 3	(4)	(60)	64	–	(14)	(116)	130	–
Originations	601	–	–	601	860	–	–	860
Maturities	(488)	(500)	–	(988)	(479)	(301)	–	(780)
Changes in risk, parameters and exposures	(931)	689	44	(198)	410	1,091	559	2,060
Write-offs	–	–	(253)	(253)	–	–	(437)	(437)
Recoveries	–	–	53	53	–	–	57	57
Exchange rate and other	(57)	(76)	(105)	(238)	(17)	(10)	(103)	(130)
Balance at end of period	$566	$794	$437	$1,797	$995	$1,132	$668	$2,795
Key inputs and assumptions
The measurement of expected credit losses is a complex calculation that involves a large number of interrelated inputs and assumptions and the allowance is not sensitive to any one single factor alone. The key drivers of changes in expected credit losses include the following:
•	Changes in the credit quality of the borrower or instrument, primarily reflected in changes in internal risk ratings;
•
Changes in forward-looking macroeconomic conditions, specifically the macroeconomic variables to which our models are calibrated, which are those most closely correlated with credit losses in the relevant portfolio;

•	Changes in scenario design and the weights assigned to each scenario; and
•	Transfers between stages, which can be triggered by changes to any of the above inputs.
While the global economic recovery has continued throughout fiscal 2021, momentum has waned over the year amid ongoing uncertainty regarding the extent and duration of the impacts of the
COVID-19
pandemic. The reopening of economies and significant fiscal and monetary policy stimulus have generally supported lower defaults, and are contributing to stronger GDP growth and improved labour markets globally, though this remains uneven. Though increasing vaccination rates are expected to support a continued economic recovery, exceptional government support programs have begun to wind down, and uncertainty remains regarding the duration and ultimate impact on future losses from these programs. Supply chain disruptions, rising business input costs, and labour shortages are also limiting the pace of further improvement and adding to rising inflation concerns. As these factors may impact future losses, our allowances continue to require the application of heightened judgment, as there is a higher than usual degree of uncertainty and the inputs used are inherently subject to change, which may materially change our estimate of Stage 1 and Stage 2 allowance for credit losses in future periods.
To address the uncertainties inherent in the current and future environment and to reflect relevant risk factors not captured in our modelled results, we applied expert credit judgment in determining significant increases in credit risk since origination and our weighted allowance for credit losses. In light of the significant uncertainty on the progress of the economic recovery, the impact of expert credit judgment on our allowances remains elevated as compared to pre-pandemic levels. We applied quantitative and qualitative adjustments for the impacts of the unprecedented macroeconomic environment, including the impact of government support programs in offsetting the effect of
COVID-19
related unemployment on the economy and on mitigating the losses for the sectors most sensitive to the economic impact of the
COVID-19
pandemic.
Internal risk ratings
Internal risk ratings are assigned according to the risk management framework outlined under the headings “Wholesale credit risk” and “Retail credit risk” of the Credit risk section of Management’s Discussion and Analysis. Changes in internal risk ratings are primarily reflected in the PD parameters, which are estimated based on our historical loss experience at the relevant risk segment or risk rating level, adjusted for forward-looking information.
Forward looking macroeconomic variables
The PD, LGD and EAD inputs used to estimate stage 1 and stage 2 credit loss allowances are modelled based on the macroeconomic variables (or changes in macroeconomic variables) that are most closely correlated with credit losses in the relevant portfolio. Each macroeconomic scenario used in our expected credit loss calculation includes a projection of all relevant macroeconomic variables used in our models for a five year horizon, reverting to long-run
averages generally within the 2 to 5 year period. Depending on their usage in the models, macroeconomic variables are projected at a country, province/state or more granular level. These include one or more of the variables described below, which differ by portfolio and region.
Our allowance for credit losses reflects our economic outlook as at October 31, 2021. Subsequent changes to this forecast and related estimates will be reflected in our allowance for credit losses in future periods. All of our IFRS 9 scenarios are designed to include the impact of COVID-19. Despite positive developments and continuous economic improvement, the possibility of a more prolonged recovery period, including monetary policy responses to rising inflation rates brought on in part by global supply chain disruptions, as well as heightened risk in the real estate sector, have been reflected in our scenario design and weights.
Our base scenario reflects a continuation of the recovery that has been underway since the sharp drop in economic activity in calendar Q2 2020. Canadian and U.S. unemployment rates are expected to r
e
main above pre-shock levels at the end of calendar 2021 and we expect GDP to continue growing from Q4 2021 consistent with our expectation that higher vaccination rates will enable a more significant and sustainable easing of containment measures.
Downside scenarios, including two additional and more severe downside scenarios designed for the energy and real estate sectors, reflect the possibility of a second macroeconomic shock beginning in calendar 2022, in addition to the first shock in Q2 2020, with conditions deteriorating from Q4 2021 levels for up to 18 months, followed by a recovery for the remainder of the period. These scenarios assume a monetary policy response that returns the economy to a long-run,
sustainable growth rate within the forecast period. The possibility of a more prolonged recovery period, including monetary policy responses to elevated inflation rates which may increase credit risk, have been reflected in our general downside scenario.
The upside scenario reflects a slightly faster and larger economic recovery than the base scenario, without prompting an offsetting monetary policy response, followed by a return to a long-run
sustainable growth rate within the forecast period.

Note 5 Loans and allowance for credit losses (continued)

The following provides additional detail about our forecasts for certain key macroeconomic variables used in the models to estimate ACL on performing loans, commitments and acceptances:

•
Unemployment
– In our base forecast, calendar Q4 2021 unemployment rates are expected to decline to 6.7% in Canada and 4.7% in the U.S. We expect unemployment rates to continuously improve in both regions for the remainder of the year. We expect the Canadian unemployment rate to stabilize around its long run equilibrium by the latter half of calendar 2022 and for the U.S. unemployment rate to improve to better than the long run equilibrium beginning in calendar Q2 2022 reverting to the long run equilibrium towards the latter end of the forecast horizon.

•
Gross Domestic Product (GDP)
– In our base forecast, we expect Canadian GDP in calendar Q4 2021 to be 0.5% above pre-shock levels and 2.7% above such levels in the U.S., with continuous improvement over the forecast horizon.

•
Oil price (West Texas Intermediate in US$)
– In our base forecast, we expect oil prices to average $71 per barrel over the next 12 months and $56 per barrel in the following 2 to 5 years. The range of average prices in our alternative energy downside and upside scenarios is $27 to $89 per barrel for the next 12 months and $36 to $61 per barrel for the following 2 to 5 years. As at October 31, 2020, our base forecast included an average price of $43 per barrel for the next 12 months and $48 per barrel for the following 2 to 5 years.

•
Canadian housing price index
– In our base forecast, we expect housing prices to grow by 0.1% over the next 12 months, with a compound annual growth rate of 4.1% for the following 2 to 5 years. The range of annual housing price growth (contraction) in our alternative real estate downside and upside scenarios is (29.6)% to 10.9% over the next 12 months and 4.2% to 9.6% for the following 2 to 5 years. As at October 31, 2020, our base forecast included housing price growth of 0.6% for the next 12 months and 4.5% for the following 2 to 5 years.

The primary variables driving credit losses in our retail portfolios are Canadian unemployment rates, Canadian GDP and Canadian housing price index. The Canadian overnight interest rate also impacts our retail portfolios. Our wholesale portfolios are affected by all of the variables discussed above; however, the specific variables differ by sector. Other variables also impact our wholesale portfolios including, but not limited to, Canadian and U.S. 10 year BBB corporate bond yield and credit spreads, 10 year government bond yields, Canadian consumer confidence index, Canadian and U.S. commercial real estate price indices, U.S. housing price index, natural gas prices (Henry Hub), and S&P 500 and EuroStoxx equity indices.
Increases in the following macroeconomic variables will generally correlate with higher expected credit losses: Canadian and U.S. unemployment rates, Canadian overnight interest rates, Canadian and U.S. 10 year BBB corporate bond yield and credit spreads, and 10 year government bond yields.
Increases in the following macroeconomic variables will generally correlate with lower expected credit losses: Canadian and U.S. housing price indices, Canadian and U.S. GDP, Canadian consumer confidence index, Canadian and U.S. commercial real estate price indices, oil and natural gas prices, and S&P 500 and EuroStoxx equity indices.
Scenario design and weightings
Our estimation of expected credit losses in Stage 1 and Stage 2 considers five distinct future macroeconomic scenarios. Scenarios are designed to capture a wide range of possible outcomes and are weighted according to our expectation of the relative likelihood of the range of outcomes that each scenario represents at the reporting date. We then weight each scenario to take into account historical frequency, current trends, and forward-looking conditions which will change over time. The base case scenario is based on forecasts of the expected rate, value or yield for each of the macroeconomic variables identified above. The upside and downside scenarios are set by adjusting our base projections to construct reasonably possible scenarios and weightings that are more optimistic and pessimistic, respectively, than the base case. As described above, two additional downside scenarios capture the non-linear
nature of potential credit losses across our portfolios.
The impact of each of our five scenarios varies across our portfolios given the portfolios have different sensitivities to movements in each macroeconomic variable. As described above, all scenarios are designed to include the impact of the
COVID-19
pandemic as at October 31, 2021, reflective of current market conditions which have improved relative to the prior year. In determining our IFRS 9 allowance for credit losses, and to reflect the continued uncertainty and downside risk of a slower recovery than contemplated in our base scenario, we reassessed our scenario weights to more heavily weight the downside scenarios relative to October 31, 2020.
The impact of weighting these multiple scenarios increased our ACL on performing loans, relative to our base scenario, by $726 million at October 31, 2021 (October 31, 2020 – $606 million).
Transfers between stages
Transfers between stage 1 and stage 2 are based on the assessment of significant increases in credit risk relative to initial recognition, as described in Note 2. The impact of moving from 12 months expected credit losses to lifetime expected credit losses, or vice versa, varies by product, reflects the economic recovery underway in 2021 following the sharp drop in economic activity in 2020 and is dependent on the expected remaining life at the date of the transfer. Stage transfers may result in significant fluctuations in expected credit losses.
The following table illustrates the impact of staging on our ACL by comparing our allowance if all performing loans were in stage 1 to the actual ACL recorded on these assets.

As at

	October 31, 2021			October 31, 2020

	ACL – All performing loans in Stage 1	Impact of staging	Stage 1 and 2 ACL	ACL – All performing loans in Stage 1	Impact of staging	Stage 1 and 2 ACL
Performing loans (1)	$ 2,521	$ 1,125	$ 3,646	$ 4,028	$ 1,031	$ 5,059

(1)	Represents loans and commitments in stage 1 and stage 2.
Credit risk exposure by internal risk rating
The following table presents the gross carrying amount of loans measured at amortized cost, and the full contractual amount of undrawn loan commitments subject to the impairment requirements of IFRS 9. Risk ratings are based on internal ratings used in the measurement of expected credit losses as at the reporting date, as outlined in the internal ratings maps for Wholesale and Retail facilities in the Credit risk section of Management’s Discussion and Analysis.

	As at
	October 31, 2021				October 31, 2020

(Millions of Canadian dollars)	Stage 1	Stage 2	Stage 3 (1)	Total	Stage 1	Stage 2	Stage 3 (1)	Total
Retail
Loans outstanding – Residential mortgages
Low risk	$310,334	$1,507	$–	$311,841	$270,396	$2,848	$–	$273,244
Medium risk	15,152	2,051	–	17,203	15,230	3,307	–	18,537
High risk	3,343	634	–	3,977	4,346	1,467	–	5,813
Not rated (2)	45,512	913	–	46,425	43,176	936	–	44,112
Impaired	–	–	645	645	–	–	638	638
	374,341	5,105	645	380,091	333,148	8,558	638	342,344
Items not subject to impairment (3)				241				253
Total				$380,332				$342,597
Loans outstanding – Personal
Low risk	$72,267	$698	$–	$72,965	$71,245	$1,084	$–	$72,329
Medium risk	4,974	4,551	–	9,525	3,974	5,415	–	9,389
High risk	687	1,045	–	1,732	817	1,416	–	2,233
Not rated (2)	8,934	88	–	9,022	7,704	144	–	7,848
Impaired	–	–	197	197	–	–	212	212
Total	$86,862	$6,382	$197	$93,441	$83,740	$8,059	$212	$92,011
Loans outstanding – Credit cards
Low risk	$12,864	$24	$–	$12,888	$11,824	$63	$–	$11,887
Medium risk	1,646	1,645	–	3,291	1,596	2,360	–	3,956
High risk	136	937	–	1,073	132	1,105	–	1,237
Not rated (2)	527	43	–	570	490	56	–	546
Total	$15,173	$2,649	$–	$17,822	$14,042	$3,584	$–	$17,626
Loans outstanding –Small business (4)
Low risk	$8,609	$274	$–	$8,883	$2,034	$172	$–	$2,206
Medium risk	1,583	979	–	2,562	1,976	1,143	–	3,119
High risk	227	218	–	445	126	192	–	318
Not rated (2)	4	–	–	4	9	–	–	9
Impaired	–	–	109	109	–	–	90	90
Total	$10,423	$1,471	$109	$12,003	$4,145	$1,507	$90	$5,742
Undrawn loan commitments – Retail
Low risk	$229,516	$574	$–	$230,090	$214,176	$887	$–	$215,063
Medium risk	9,475	133	–	9,608	10,402	291	–	10,693
High risk	1,205	97	–	1,302	1,141	129	–	1,270
Not rated (2)	4,854	90	–	4,944	5,238	117	–	5,355
Total	$245,050	$894	$–	$245,944	$230,957	$1,424	$–	$232,381
Wholesale – Loans outstanding (4)
Investment grade	$62,975	$226	$–	$63,201	$50,998	$328	$–	$51,326
Non-investment grade	117,396	15,146	–	132,542	112,434	26,575	–	139,009
Not rated (2)	9,339	430	–	9,769	7,093	432	–	7,525
Impaired	–	–	1,357	1,357	–	–	2,235	2,235
	189,710	15,802	1,357	206,869	170,525	27,335	2,235	200,095
Items not subject to impairment (3)				11,197				8,560
Total				$218,066				$208,655
Undrawn loan commitments – Wholesale
Investment grade	$246,539	$1,122	$–	$247,661	$242,244	$1,022	$–	$243,266
Non-investment grade	108,063	12,377	–	120,440	92,262	21,581	–	113,843
Not rated (2)	3,476	1	–	3,477	3,918	–	–	3,918
Total	$358,078	$13,500	$–	$371,578	$338,424	$22,603	$–	$361,027

(1)	As at October 31, 2021, 86% of credit-impaired loans were either fully or partially collateralized (October 31, 2020 – 90%). For details on the types of collateral held against credit-impaired assets and our policies on collateral, refer to the Credit risk mitigation section of Management’s Discussion and Analysis.
(2)	In certain cases where an internal risk rating is not assigned, we use other approved credit risk assessments or rating methodologies, policies and tools to manage our credit risk.
(3)	Items not subject to impairment are loans held at FVTPL.
(4)	Commencing Q2 2021, certain loans are now classified as Retail – Small business and were previously classified as Wholesale, reflecting an alignment with capital measurement and reporting.
Loans past due but not impaired
(1), (2)

	As at
	October 31, 2021			October 31, 2020

(Millions of Canadian dollars)	30 to 89 days	90 days and greater	Total	30 to 89 days	90 days and greater	Total
Retail	$1,105	$137	$1,242	$1,013	$129	$1,142
Wholesale	1,230	–	1,230	574	13	587
	$2,335	$137	$2,472	$1,587	$142	$1,729

(1)	Excludes loans less than 30 days past due as they are not generally representative of the borrowers’ ability to meet their payment obligations.
(2)	Loans in our payment deferral programs established to help clients manage through the challenges of the
COVID-19
pandemic have been
re-aged
to current and are not aged further during the deferral period. Subsequent to the payment deferral period, loans will commence re-aging
from current. Amounts presented may include loans past due as a result of administrative processes, such as mortgage loans on which payments are restrained pending payout due to sale or refinancing. Past due loans arising from administrative processes are not representative of the borrowers’ ability to meet their payment obligations.
Loan modifications
For the year ended October 31, 2021, the amortized cost of the loans whose contractual terms were modified while in Stage 2 or Stage 3 was not material.
In 2020, we established relief programs to help clients manage through challenges of the
COVID-19
pandemic through payment deferrals, interest rate reductions, covenant waivers, and refinancing or credit restructuring. In some cases, the original terms of the associated loans were renegotiated or otherwise modified, resulting in changes to the contractual terms of the loans that affect the contractual cash flows. For the year ended October 31, 2020, the amortized cost of the loans whose contractual terms were modified while in Stage 2 or Stage 3 at the quarter ended before the modification was $8,437 million, resulting in no material modification losses. The gross carrying amount of loans transferred to Stage 1 as a result of the modification whose contractual terms were previously modified while in Stage 2 or Stage 3 was not material for the years ended October 31, 2020 and October 31, 2021.